ZURICH MONEY FUNDS

                            Zurich Money Market Fund
                          Zurich Government Money Fund
                           Zurich Tax-Free Money Fund
                Supplement to Statement of Additional Information
                             Dated December 1, 1999

                             ZURICH YIELDWISE FUNDS

                           Zurich YieldWise Money Fund
                     Zurich YieldWise Government Money Fund
                      Zurich YieldWise Municipal Money Fund
                Supplement to Statement of Additional Information
                             Dated December 1, 1999



The above-listed Funds' non-fundamental investment restrictions have been amended by a vote of the Board of Trustees for each Fund. The following amended and restated non-fundamental policies restate in their entirety the non-fundamental restrictions for each Fund in the section entitled "Investment Restrictions" in each of the currently effective Statements of Additional Information. In addition, any reference to these policies elsewhere in the Statement of Additional Information is hereby amended.

As a matter of non-fundamental policy, each Fund will not:

o Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

o   Lend portfolio securities in an amount greater than 5% of its total assets.

o   Invest more than 10% of net assets in illiquid securities.











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